CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the references to our firm under the caption "Financial Highlights" in the Prospectus and the captions "Auditors" and "Annual Report" in the Statement of Additional Information, both included in Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A (No. 333-18653) of Dean Family of Funds and to the use of our report dated June 12, 2000, incorporated by reference therein.



                                                  /S/ ERNST & YOUNG LLP



Cincinnati, Ohio
July 25, 2000